SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report – January 21, 2004

Sun Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	0-14745	23-2233584
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

155 North 15th Street Lewisburg, Pennsylvania		17837
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number (Including Area Code) (570) 523-4300

N/A
(Former name or former address, if changed since last report)

Item 1.	Changes in Control of Registrant

Not Applicable

Item 2.	Acquisition or Disposition of Assets.

Not Applicable

Item 3.	Bankruptcy or Receivership.

Not Applicable

Item 4.	Changes in Registrant’s Certifying Accountant.

Not Applicable.

Item 5.	Other Events.

Not Applicable.

Item 6.	Resignations of Registrant’s Directors.

Not Applicable.

Item 7.	Financial Statements and Exhibits.

Exhibits:

99.1 Press Release of Registrant, Sun Bancorp, Inc., dated January 21, 2004, regarding the financial performance of the Registrant for the three and twelve months ended December 31, 2003.

99.2 Sun Bancorp, Inc. Quarterly Financial Data Supplement.

Item 8.	Change in Fiscal Year.

Not Applicable.

Item 9.	Regulation FD Disclosure.

Not Applicable.

Item 10.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Not Applicable.

Item 11.	Temporary Suspension of Trading under Registrant’s Employee Benefit Plans.

Not Applicable.

Item 12.	Results of Operations and Financial Condition.

On January 21, 2004, Sun Bancorp, Inc. announced its results of operations for the three and twelve months ended December 31, 2003.  A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.  In addition, a copy of the Sun Bancorp, Inc. Quarterly Financial Data is being filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference in its entirety.

This information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Results of Operations and Financial Condition."

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN BANCORP, INC.
(Registrant)

Dated: January 21, 2004	/s/ Robert J. McCormack
Robert J. McCormack
President & Chief Executive Officer
(Principal Executive Officer)

Dated: January 21, 2004	/s/ Wilmer D. Leinbach
Wilmer D. Leinbach
Exec. VP & Chief Financial Officer
(Principal Financial Officer)

Exhibit Index

99.1 Press Release of Registrant, Sun Bancorp, Inc., dated January 21, 2004, regarding the financial performance of the Registrant for the three and twelve months ended December 31, 2003.

99.2 Sun Bancorp, Inc. Quarterly Financial Data Supplement.